SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 21, 2009
Date of Report (Date of Earliest Event Reported)
FIRST POTOMAC REALTY TRUST
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-31824	37-1470730

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
7600 Wisconsin Avenue
                   Bethesda, Maryland 20814
(Address of Principal Executive Offices) (Zip Code)
                               (301) 986-9200
(Registrant’s Telephone Number, Including Area Code)
                                         N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Adoption of 2009 Short-Term Incentive Plan
On May 21, 2009, the Compensation Committee (the “Committee”) of the Board of Trustees of First Potomac Realty Trust (the “Company”) approved a 2009 short-term incentive award plan for the Company’s named executive officers (the “2009 Short-Term Plan”). The terms of the 2009 Short-Term Plan are consistent with the terms of the 2008 short-term incentive award plan (the “2008 Short-Term Plan”) described under the caption “Executive Compensation—Compensation Discussion and Analysis” in the Company’s Definitive Proxy Statement on Schedule 14A filed on April 8, 2009 with the Securities and Exchange Commission (the “Proxy Statement”), except that, in the case of each named executive officer other than Douglas J. Donatelli, awards under the 2009 Short-Term Plan will be determined based on the following component weighting: corporate performance (40%); departmental performance (40%); and individual performance (20%).
Approval of 2009 Performance-Based Long-Term Incentive Awards
In addition, on May 21, 2009, the Committee granted performance-based long-term incentive awards (the “2009 Performance-Based Awards” and together with the “2009 Time-Vested Awards” (defined below), the “2009 Long-Term Incentive Awards”) to the named executive officers. The 2009 Performance-Based Awards consist of grants of the following restricted common shares: Douglas J. Donatelli (50,388 shares); Nicholas R. Smith (34,884 shares); Barry H. Bass (32,946 shares); James H. Dawson (32,946 shares); and Joel F. Bonder (23,256 shares). Pursuant to the restricted common share award agreements for each of these performance-based awards:
•	25% of the total shares granted under this award will vest on the day on which the Total Return (as defined below) for the period commencing May 21, 2009 equals at least 40% for ten consecutive business days, provided, however, that this 25% of shares granted will be forfeited if this condition is not satisfied by May 21, 2015;

•	25% of the total shares granted under this award will vest on the day on which the Total Return for the period commencing May 21, 2009 equals at least 50% for ten consecutive business days, provided, however, that this 25% of shares granted will be forfeited if this condition is not satisfied by May 21, 2016;

•	25% of the total shares granted under this award will vest on the day on which the Total Return for the period commencing May 21, 2009 equals at least 65% for ten consecutive business days, provided, however, that this 25% of shares granted will be forfeited if this condition is not satisfied by May 21, 2018; and

•	25% of the total shares granted under this award will vest on the day on which the Total Return for the period commencing May 21, 2009 equals at least 80% for ten consecutive business days, provided, however, that this 25% of shares granted will be forfeited if this condition is not satisfied by May 21, 2019.
Total Return means the appreciation in the closing sale price of the Company’s common shares on the New York Stock Exchange plus any distributions made by the Company to its shareholders. Pursuant to these agreements, the named executive officers will have the right to vote and receive distributions on the outstanding unvested restricted common shares.
Approval of 2009 Time-Vested Long-Term Incentive Awards
On May 21, 2009, the Committee granted the following time-vested restricted common share awards (together with the time-vested restricted common share awards issued in February 2009, the “2009 Time-Vested Awards”) as part of the Company’s 2009 Long-Term Incentive Plan for named executive officers: Mr. Donatelli (25,194 shares); Mr. Smith (17,442 shares); Mr. Bass (16,473 shares); Mr. Dawson (16,473 shares); and Mr. Bonder (11,628 shares). As previously disclosed in the Proxy Statement, in February 2009, the Committee approved the grant of a similar number of time-vested restricted common share awards to the named executive officers as part of the 2009 Time-Vested Awards. The 2009 Time-Vested Awards will vest ratably over four years beginning on the first anniversary of the date such shares were granted. A copy of the Form of Restricted Common Share Award Agreement for Officers (Time-Vesting) and the Form of Restricted Common Share Award Agreement for Officers

(Performance-Based), pursuant to which the 2009 Long-Term Incentive Awards have been made, are filed herewith as Exhibits 10.1 and 10.2, respectively, and are incorporated by reference herein.
Other
The information set forth in Item 8.01 of this Current Report on Form 8-K with respect to the 2009 Equity Compensation Plan and the 2009 Employee Share Purchase Plan is incorporated by reference herein.

Item 8.01.	Other Events.
Non-Employee Trustee Compensation
On May 21, 2009, the Committee unanimously approved the grant of 4,520 restricted common shares of the Company (the “Trustee Share Awards”) to each of the Company’s six non-employee trustees. Assuming continued service as a trustee until then, the Trustee Share Awards will vest on May 21, 2010.
Results of 2009 Annual Meeting of Shareholders
The Company’s 2009 Annual Meeting of Shareholders (the “Annual Meeting”) was held at its corporate headquarters in Bethesda, Maryland on Thursday, May 21, 2009. A total of 89.6% of the Company’s issued and outstanding common shares held of record on March 16, 2009, were present either in person or by proxy. The information below is a summary of the voting results on four proposals considered and voted upon at the meeting.
Election of Trustees
The following persons were duly elected as trustees of the Company until the 2010 Annual Meeting of Shareholders or until their successors are duly elected and qualified: Robert H. Arnold, Richard B. Chess, Douglas J. Donatelli, J. Roderick Heller, III, R. Michael McCullough, Alan G. Merten and Terry L. Stevens.
Other Business
At the Annual Meeting, the Company’s shareholders approved the 2009 Equity Compensation Plan and the 2009 Employee Share Purchase Plan and ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009. A description of the material terms of each plan is set forth in the Proxy Statement and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

10.1	Form of Restricted Common Share Award Agreement for Officers (Time-Vesting).
10.2	Form of Restricted Common Share Award Agreement for Officers (Performance-Based).
10.3	Form of Restricted Common Share Award Agreement for Trustees (incorporated by reference from Exhibit 10.17 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2008).

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST POTOMAC REALTY TRUST
May 26, 2009	/s/ Joel F. Bonder
Joel F. Bonder
Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Restricted Common Share Award Agreement for Officers (Time-Vesting).
10.2	Form of Restricted Common Share Award Agreement for Officers (Performance-Based).
10.3	Form of Restricted Common Share Award Agreement for Trustees (incorporated by reference from Exhibit 10.17 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2008).